UNITED STATES
SECURITIES & EXCHANGE COMMISSION
WASHINGTON, D.C. 20449

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 30, 2007

Delta Woodside Industries, Inc.
(Exact Name of Registrant as Specified in Its Charter)

South Carolina
(State of Other Jurisdiction
of Incorporation)

1-10095	57-0535180
(Commission File Number)	(IRS Employer Identification No.)

700 North Woods Drive, Fountain Inn, South Carolina 29644
(Address of Principal Executive Offices) (Zip Code)

(864) 255-4100
(Registrant's Telephone Number
Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

As previously disclosed, on October 13, 2006, Delta Woodside Industries, Inc. (“Delta Woodside” or the “Company”), Delta Mills, Inc. (“Delta Mills”) and Delta Mills Marketing, Inc. (“DMMI”) (collectively referred to as the “Companies” or the “Debtors”) filed voluntary petitions for bankruptcy protection under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

On April 30, 2007, the Debtors filed with the Bankruptcy Court a proposed Joint Plan of Liquidation (the “Liquidation Plan”) and a related proposed form of Disclosure Statement (the “Disclosure Statement”) that, in final form, the Debtors would circulate to holders of claims and interests to solicit approval of the Liquidation Plan. The Liquidation Plan and the Disclosure Statement are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report

The Disclosure Statement remains subject to amendment and completion, particularly the addition of a liquidation analysis to be included as Exhibit B to the Disclosure Statement, and both the Liquidation Plan and the Disclosure Statement remain subject to the approval of the Bankruptcy Court. The Introduction to the Disclosure Statement summarizes the process for approval of the Liquidation Plan. The Bankruptcy Court has scheduled a hearing on the adequacy of the Disclosure Statement at 11:00 a.m. on June 8, 2007. The Debtors currently expect the Bankruptcy Court to hold a confirmation hearing for the Liquidation Plan in July 2007; however, the Bankruptcy Court has not yet set a date for such hearing and there can be no assurance that the hearing will be held in July 2007.

The Disclosure Statement has been prepared in accordance with Section 1125 of the U.S. Bankruptcy Code and Rule 3016 of the Federal Rules of Bankruptcy Procedure and not in accordance with federal or state securities laws or other rules governing disclosure outside the context of Chapter 11 of the U.S. Bankruptcy Code. The Liquidation Plan and the Disclosure Statement have been prepared solely for the purpose of complying with the requirements of the U.S. Bankruptcy Code and the Federal Rules of Bankruptcy Procedure and should not be used for investment purposes. The Debtors have attempted to be accurate in all material respects in preparing the Liquidation Plan and the Disclosure Statement; however, the Company is unable to warrant or represent that all of the information contained in the Liquidation Plan and the Disclosure Statement is without error. Therefore, the Company cautions readers not to place undue reliance upon the Liquidation Plan or the Disclosure Statement. Any information in the Liquidation Plan or the Disclosure Statement should not be viewed as indicative of future results. The statements made in the Disclosure Statement are made only as of the date thereof, and there can be no assurance that the statements contained in the Disclosure Statement will be correct at any subsequent time.

The Liquidation Plan and Disclosure Statement are being furnished for informational purposes only and are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Registration statements or other documents filed with the U.S. Securities and Exchange Commission shall not incorporate the Liquidation Plan or the Disclosure Statement or any other information set forth in this Current Report on Form 8-K by reference, except as otherwise expressly stated in such filing. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the report.

Item 9.01. Financial Statements and Exhibits.

99.1
Joint Plan of Liquidation Proposed by Delta Mills, Inc., Delta Woodside Industries, Inc. and Delta Mills Marketing, Inc. dated April 30, 2007 and filed with the U.S. Bankruptcy Court for the District of Delaware (Case No. 06-11144 (CSS), jointly administered).

99.2
Disclosure Statement Regarding Joint Plan of Liquidation Proposed by Delta Mills, Inc., Delta Woodside Industries, Inc. and Delta Mills Marketing, Inc. dated April 30, 2007 and filed with the U.S. Bankruptcy Court for the District of Delaware (Case No. 06-11144 (CSS), jointly administered).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA WOODSIDE INDUSTRIES, INC.

Date: May 7, 2007	By: /s/ W. H. Hardman, Jr
W.H. Hardman, Jr.
Chief Financial Officer

Exhibits

99.1
Joint Plan of Liquidation Proposed by Delta Mills, Inc., Delta Woodside Industries, Inc. and Delta Mills Marketing, Inc. dated April 30, 2007 and filed with the U.S. Bankruptcy Court for the District of Delaware (Case No. 06-11144 (CSS), jointly administered).

99.2
Disclosure Statement Regarding Joint Plan of Liquidation Proposed by Delta Mills, Inc., Delta Woodside Industries, Inc. and Delta Mills Marketing, Inc. dated April 30, 2007 and filed with the U.S. Bankruptcy Court for the District of Delaware (Case No. 06-11144 (CSS), jointly administered).